Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                                       OF
                         THE SARBANES-OXLEY ACT OF 2002

         In connection with the amendment to annual report of I-trax, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank A. Martin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial   condition  and  result  of
               operations of the Company.

/s/ Frank A. Martin
------------------------
Frank A. Martin
Chief Executive Officer

August 11, 2004




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